UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 15, 2011

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

On February 18, 2011, Mack-Cali Realty Corporation (the “Company”) completed an underwritten public offering (the “Offering”) of 7,187,500 shares of its common stock, par value $0.01 per share (the “Shares”), with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters (the “Underwriters”) named in the Underwriting Agreement (as defined herein below).  The Shares were issued and sold by the Company to the Underwriters at a public offering price per share of $33.00 pursuant to an underwriting agreement (the “Underwriting Agreement”) dated February 15, 2011 by and among the Company, Mack-Cali Realty, L.P. and the Underwriters.  The Shares include 937,500 shares issued and sold pursuant to the Underwriters’ exercise in full of their overallotment option under the Underwriting Agreement.  A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1.

The Company estimates that it will receive net proceeds of approximately $227.4 million from the Offering after deducting underwriting discounts and commissions and expenses.  The Company intends to use the net proceeds from the Offering to repay outstanding borrowings under its $775 million unsecured revolving credit facility and for general corporate purposes.

Item 7.01  Regulation FD

On February 18, 2011, the Company issued a press release announcing the completion of the Offering, a copy of which is furnished herewith as Exhibit 99.1  After considering the effect of the Offering, the receipt of the expected net offering proceeds and the use of those proceeds for the repayment of outstanding borrowings under the revolving credit facility and for general corporate purposes, the Company expects that the Offering would have a dilutive effect of approximately $0.14 from the previously announced guidance of net income and funds from operations (“FFO”) per diluted share for the full year ending December 31, 2011, which was furnished to investors under Item 2.02 of the Current Report on Form 8-K dated February 9, 2011.

The Company is expressing comfort with net income and FFO per diluted share for the full year 2011 after giving effect to the Offering, as follows:

Full Year
2011 Range (after Offering)
Net income available to common shareholders	$0.51- $0.71
Add: Real estate-related depreciation and amortization	2.10
Funds from operations available to common shareholders	$2.61 - $2.81

The above estimates reflect management’s view of current market conditions and certain assumptions with regard to rental rates, occupancy levels and other assumptions/projections.  Actual results could differ from these estimates.

It should be noted that FFO per diluted share as referenced in this Form 8-K is a non-generally accepted accounting principles (“GAAP”) measure of the Company’s performance in addition to its net income available to common shareholders per share.  FFO is defined as net income (loss) before minority interest of unitholders, computed in accordance with GAAP, excluding gains (or losses) from extraordinary items and sales of depreciable rental property (which the Company believes includes unrealized losses on properties held for sale), plus real estate-related depreciation and amortization.  The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity real estate investment trust (“REIT”).  The Company further believes that by excluding the effect of depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.  FFO per share should not be considered as an alternative to net income per share as an indication of the Company’s performance or to cash flows as a measure of liquidity.  FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition.  However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”).

The statements above that are not historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “should,” “expect,” “anticipate,” “estimate,” “continue,” or comparable terminology. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate, and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Disclosure Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Reports on Form 10-K, as may be supplemented or amended by the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Item 9.01. Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement dated February 15, 2011 by and among Mack-Cali Realty Corporation, Mack-Cali Realty, L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Ballard Spahr LLP.

8.1	Opinion of Seyfarth Shaw LLP.

99.1	Press Release of Mack-Cali Realty Corporation dated February 18, 2011.

The information in this Current Report on Form 8-K under Item 7.01, “Regulation FD Disclosure” (including Exhibit 99.1) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it (including Exhibit 99.1) be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report (including Exhibit 99.1) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: February 18, 2011	By:	/s/ Mitchell E. Hersh
Mitchell E. Hersh
President and Chief Executive Officer

Dated: February 18, 2011	By:	/s/ Barry Lefkowitz
Barry Lefkowitz
Executive Vice President and
Chief Financial Officer

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: February 18, 2011	By:	/s/ Mitchell E. Hersh
Mitchell E. Hersh
President and Chief Executive Officer

Dated: February 18, 2011	By:	/s/ Barry Lefkowitz
Barry Lefkowitz
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement dated February 15, 2011 by and among Mack-Cali Realty Corporation, Mack-Cali Realty, L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Ballard Spahr LLP.

8.1	Opinion of Seyfarth Shaw LLP.

99.1	Press Release of Mack-Cali Realty Corporation dated February 18, 2011.